Exhibit 99.2

                                     FORM OF
                          NOTICE OF GUARANTEED DELIVERY

                               VAIL RESORTS, INC.
        OFFER TO EXCHANGE ITS 6 3/4% SENIOR SUBORDINATED NOTES DUE 2014, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                  FOR ANY AND ALL OF ITS ISSUED AND OUTSTANDING
                    6 3/4% SENIOR SUBORDINATED NOTES DUE 2014

                   PURSUANT TO THE PROSPECTUS, DATED [ ], 2004

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ ], 2004,
UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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     As set forth in the Prospectus dated [ ], 2004 (the "Prospectus") under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 6 3/4% Senior Subordinated Notes due 2014 (the "Outstanding Notes") of Vail Resorts, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand, facsimile transmission, overnight courier or mail to the Exchange Agent and must include a guarantee by an Eligible Institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                              The Exchange Agent is

                              THE BANK OF NEW YORK


                              The Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                               New York, NY 10286
                          Attention: Giselle Guadalupe
                                  By Facsimile:
                                 (212) 298-1915

                              Confirm by Telephone:
                                 (212) 815-6331

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions other than as set forth above, will not constitute a valid delivery.


     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to Vail Resorts, Inc., a Delaware corporation (the "Company"), $__________ principal amount of Outstanding Notes, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

Certificate Numbers of Outstanding Notes          Principal Amount Tendered
             (if available)
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------


     If Outstanding Notes will be tendered by book-entry transfer to The Depositary Trust Company ("DTC"), provide account number.

                                      Account No._______________________________

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and the Bank Of New York, as Trustee with respect to the Outstanding Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.


                                    SIGN HERE

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          Signature(s) of Registered Holder(s) or Authorized Signatory

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                         Name(s) of Registered Holder(s)
                             (Please Type or Print)
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                                     Address
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                                    Zip Code
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                         Area code and Telephone Number
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Dated:_______________________________________________________________,  2004

                                    GUARANTEE
                    (Not to be Used for Signature Guarantees)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Outstanding Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Outstanding Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, with a properly completed and duly executed Agent's Message or Letter of Transmittal, as the case may be, with any required signature guarantees and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the execution date hereof.



-------------------------------------- -----------------------------------------
           Name of Firm                                    Title


-------------------------------------- -----------------------------------------
       Authorized Signature                        Name (Please Type or Print)

                                       Dated:___________________________________
--------------------------------------                            , 2004
              Address


--------------------------------------
  Area Code and Telephone Number


NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.